Exhibit 10.34

BOARD OBSERVER AGREEMENT

This BOARD OBSERVER AGREEMENT (this “Agreement”) dated as of April 5, 2019 (“Effective Date”) by and between TransMedics Group, Inc., a Massachusetts corporation (the “Company”), Abrams Capital Partners I, L.P., a Delaware limited partnership (“Abrams Capital I”), Abrams Capital Partners II, L.P., a Delaware limited partnership (“Abrams Capital II”), Great Hollow International, L.P., a Delaware limited partnership (“Great Hollow”), Riva Capital Partners III, L.P. (“Riva Capital”) and Whitecrest Partners, L.P., a Delaware limited partnership (“Whitecrest Partners” and, together with Abrams Capital I, Abrams Capital II, Great Hollow and Riva Capital, the “Abrams Capital Funds”).

In consideration of the mutual covenants and conditions contained in this Agreement, the parties agree as follows:

1.          Board Observer Rights.

1.1.      Right to Appoint Observers. The Company shall (i) permit Travis Rhodes, or, at the option of the Abrams Capital Funds upon written notice to the Company, another senior representative of the Abrams Capital Funds who is reasonably acceptable to the Company (the “Observer”), to attend (in person or by telephone) meetings of the Company’s Board of Directors or committees thereof (the “Board”) (“Board Meetings”) in a non-voting, observer capacity and (ii) provide to the Observer, concurrently with the members of the Board, and in the same manner, notice of each such Board Meeting and a copy of all materials provided to such members in connection with Board Meetings (the “Board Materials”); provided, however, that the Company reserves the right to exclude Observer from access to any portion of a Board Meeting or Board Materials if the Company reasonably believes (i) that such exclusion is necessary to preserve the attorney-client privilege of the Company, (ii) that the matters to be discussed (or otherwise disclosed in the Board Materials, as applicable) disclose information as to which the Observer or the Abrams Capital Funds has a conflict of interest, (iii) is necessary or appropriate in furtherance of the Board discharging its fiduciary duties or (iv) should be withheld based on advice of counsel. Any failure to deliver notice to the Observer in connection with the Observer’s right to attend any Board Meeting will not impair the validity of any action taken by the Board at such Board Meeting. The Observer will not have any voting rights that the directors of the Company have and will not be entitled to be present during executive sessions or when the directors vote on any matter.

2.          Confidentiality.

2.1.      Each of the Abrams Capital Funds shall, and shall cause the Observer to, keep confidential and not disclose, divulge, use or otherwise take advantage of (except as contemplated hereunder) any confidential, proprietary or secret information that it may obtain from the Company or any subsidiary pursuant to financial statements, reports and other materials and information transmitted by such entities to the Observer or any Abrams Capital Fund pursuant to this Agreement (such information in any form provided, “Confidential Information”), unless such information (i) was a matter of public knowledge prior to the time of its disclosure by the Company to the Observer or an Abrams Capital Fund; (ii) became a matter of public knowledge after the time of its disclosure by the Company to the Observer or an

Abrams Capital Fund through means other than an unauthorized disclosure resulting from an act or omission by the Observer or an Abrams Capital Fund; (iii) was independently developed or discovered by the Observer or an Abrams Capital Fund without reference to information provided by the Company; (iv) was or becomes available to the Observer or an Abrams Capital Fund on a non-confidential basis from a third party, provided, that such third party is not known by the Abrams Capital Funds to be bound by an obligation of confidentiality to the Company with respect to such confidential information; or (v) is required to be disclosed to comply with applicable laws or regulations, or with a valid order of a court or other governmental body of the United States or any political subdivision thereof; provided such Abrams Capital Fund takes all commercially reasonable actions to obtain confidential treatment for such disclosure and, if possible, to minimize the extent of such disclosure. Notwithstanding the foregoing, each Abrams Capital Fund and the Observer may disclose such information (a) to the other Abrams Capital Funds and to each of their respective partners, members, parent corporations, holding companies, subsidiaries, employees or Affiliates (as defined below), and their respective Affiliates and employees (such persons and entities, the “Abrams Capital Entities”), which parties will remain bound by this confidentiality provision, or (b) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company (together with the Abrams Capital Entities, collectively, “Permitted Recipients”). For the avoidance of doubt, the Abrams Capital Funds will be responsible for any breach of Section 2 of this Agreement by the Observer or any Permitted Recipient. “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with such person.

2.2.      The Company acknowledges that the Abrams Capital Funds and their Affiliates are in the business of evaluating technologies and the potential development plans of a large number of companies. Accordingly, the Company acknowledges that the Abrams Capital Funds and their Affiliates may evaluate an investment in one or more companies that could be deemed to be competitive with the Company. The Company acknowledges and agrees that the internal use of Confidential Information by an Abrams Capital Fund in connection with its evaluation of an investment or the disclosure of such Confidential Information to an Affiliate of such Abrams Capital Fund in connection with such Affiliate’s evaluation of an investment on behalf of the Abrams Capital Fund in accordance with the immediately preceding sentence will be permitted by this Section 2.

2.3.      Each of the Abrams Capital Funds shall, and shall cause the Observer and the Permitted Recipients to, (i) use the Confidential Information only in connection with the Observer rights set forth in this Agreement and not use the Confidential Information in violation of any applicable laws, including, but not limited to, any applicable U.S. federal or state securities laws, and (ii) upon request of the Company, return or destroy, at the Company’s option, all Confidential Information except to the extent required to be retained pursuant to law, government regulation, court order or bona fide document retention policies.

2.4.      Each of the Abrams Capital Funds agrees that the Company may be irreparably injured by a breach of the confidentiality provisions of this Section 2. Accordingly, each of the Abrams Capital Funds agrees that the Company may seek equitable relief, including injunctive relief and specific performance, in the event of any breach of this Section 2. No bond will be required in seeking equitable relief. Such remedies will not be deemed to be the exclusive remedy, but will be in addition to all other remedies available at law or in equity.

2.5.      Each of the Abrams Capital Funds, the Observer and the Permitted Recipients will continue to be bound by the terms of the confidentiality provisions contained in this Section 2 for a period of one (1) year after the expiration or termination of this Agreement.

3.          Restrictions on Trading in the Company’s Stock. Each of the Abrams Capital Funds agrees that it and the Observer are and will be subject to the provisions of the Company’s Insider Trading Policy (the “Insider Trading Policy”); provided, however, that the foregoing shall not apply to an Abrams Capital Fund if it has implemented controls and procedures reasonably designed to prevent the sharing of Confidential Information by or within such Abrams Capital Fund with its or its Affiliates’ employees who are responsible for investment and trading decisions regarding any of the Company’s securities and such Abrams Capital Fund has certified the foregoing to the Company. Each of the Abrams Capital Funds shall not, and shall cause the Observer not to, take any action relating to the securities of the Company which would constitute insider trading, market manipulation or any other violation of applicable securities law. A copy of the current Insider Trading Policy has been delivered to the Abrams Capital Funds on the date hereof, and the Company reserves the right to modify the Insider Trading Policy at any time, in its sole discretion.

4.          Term and Termination. This Agreement will expire on the earlier of (i) the date following the Company’s initial public offering on which the Abrams Capital Funds cease to collectively own at least 10% of the then-outstanding shares of common stock of the Company and (ii) the delivery of a notice of termination of this Agreement by all of the Abrams Capital Funds (the “Termination Date”). At any time prior to the Termination Date, the rights and obligations of any Abrams Capital Fund that ceases to own any shares of common stock of the Company will terminate, except for the confidentiality obligation which will continue for one (1) year in accordance with Section 2.5. All rights and obligations under this Agreement will terminate upon expiration or termination of this Agreement, except for the confidentiality obligation which will continue in accordance with Section 2.5.

5.          Use of Name. It is understood that the name of the Observer and the Observer’s affiliation with the Abrams Capital Funds may appear in disclosure documents as required by securities laws, any stock exchange rules and in other regulatory and administrative filings in the ordinary course of the Company’s business.

6.          Assignment. This Agreement may not be assigned by any of the Abrams Capital Funds.

7.          Entire Agreement; Waiver; Separability. This Agreement, except as supplemented or modified in writing between the parties, constitutes the entire agreement between the parties with respect to the subject matter hereof. No waiver of breach will constitute a subsequent waiver of any subsequent breach, and if any provision of this Agreement be held invalid, the remaining provisions will remain enforceable.

8.          Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflicts of law. Each party irrevocably and unconditionally submits to the exclusive jurisdiction and venue of any State or Federal court sitting in Boston, Massachusetts over any action, suit or proceeding arising out of or relating to this Agreement. Each party irrevocably and unconditionally waives any objection to the laying of venue of any such action brought in any such court and any claim that any such action has been brought in an inconvenient forum. Each party waives any right to trial by jury in any action, claim, suit or proceeding with respect to this Agreement.

9.          Counterparts. The parties agree that this Agreement may be executed in counterparts, and that such counterpart signatures will be considered effective if provided by PDF or facsimile transmission.

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TRANSMEDICS GROUP, INC.

By: /s/ Waleed Hassanein, M.D.
Name: Waleed Hassanein, M.D.
Title: President and Chief Executive Officer

[Signature Page to Board Observer Agreement]

ABRAMS CAPITAL PARTNERS I, L.P.

By:	Abrams Capital Management, L.P.,
its investment manager

By:	Abrams Capital Management, LLC,
its general partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

ABRAMS CAPITAL PARTNERS II, L.P.

By:	Abrams Capital Management, L.P.,
its investment manager

By:	Abrams Capital Management, LLC,
its general partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

RIVA CAPITAL PARTNERS III, L.P.

By:	Abrams Capital Management, L.P.,
its investment manager

By:	Abrams Capital Management, LLC,
its general partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

[Signature Page to Board Observer Agreement]

WHITECREST PARTNERS, LP

By:	Abrams Capital Management, L.P.,
its investment manager

By:	Abrams Capital Management, LLC,
its general partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

GREAT HOLLOW INTERNATIONAL, L.P.

By:	Abrams Capital Management, L.P.,
its investment manager

By:	Abrams Capital Management, LLC,
its general partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

[Signature Page to Board Observer Agreement]